UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): March 19, 2021

READY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RC	New York Stock Exchange
8.625% Series B Cumulative Preferred Stock, $0.0001 par value	RC PRB	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value	RC PRC	New York Stock Exchange
7.625% Series D Cumulative Redeemable Preferred Stock, $0.0001 par value	RC PRD	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 19, 2021, Ready Capital Corporation (“Ready Capital”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the consummation on March 19, 2021 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 6, 2020 (the “Merger Agreement”), by and among Ready Capital, RC Merger Subsidiary, LLC, a wholly owned subsidiary of Ready Capital (“Merger Sub”), and Anworth Mortgage Asset Corporation (“Anworth”). Pursuant to the Merger Agreement, on the Closing Date, Anworth merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The required audited consolidated financial statements of Anworth as of December 31, 2020 and December 31, 2019 and for each of the years ended December 31, 2020, December 31, 2019 and December 31, 2018 are filed as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required unaudited pro forma condensed combined financial information with respect to the Merger is filed as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 6, 2020, by and among Ready Capital Corporation, RC Merger Subsidiary, LLC and Anworth Mortgage Asset Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on December 8, 2020)

23.1*	Consent of RSM US LLP

99.1	Audited consolidated financial statements of Anworth Mortgage Asset Corporation as of December 31, 2020 and December 31, 2019 and for each of the years ended December 31, 2020, December 31, 2019 and December 31, 2018 (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC by Anworth Mortgage Asset Corporation on February 26, 2021)

99.2*	Unaudited pro forma condensed combined financial information of Ready Capital Corporation as of and for the year ended December 31, 2020

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: June 1, 2021	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer